Exhibit 10.29

Amendment To Membership Interest Purchase Agreement

This document shall serve as an Amendment to that certain Membership Interest Purchase Agreement dated June 1, 2011 by and between Mesa Energy Holdings, Inc., a corporation existing under the laws of Delaware (the “Parent”), Mesa Energy, Inc., a corporation existing under the laws of Nevada (the “Purchaser”), Tchefuncte Natural Resources, LLC, a Louisiana limited liability company (the “Company”), and the members of the Company listed on the signature pages hereof (collectively the “Sellers.  The following amendment shall be effective upon execution of this document:

Article III, Paragraph 3.1 is hereby amended to read as follows:

3.1   Closing Date.

Subject to the satisfaction of the conditions set forth in Sections 8.1 and 8.2 hereof (or the waiver thereof by the party entitled to waive that condition), the closing of the sale and purchase of the Membership Interests provided for in Section 1.1 hereof (the "Closing") shall take place at the offices of Jackson Walker LLP, 901 Main Street, Dallas, Texas 75202 (or at such other place as the parties may designate in writing) on or before July 31, 2011 or on such other date as the Sellers and the Purchaser may mutually agree to designate (the “Closing Date”).  The Closing may also take place through the delivery of documents in electronic or telefaxed format or through courier delivery of actual signatures to counsel for the parties.

In the event of a conflict between the Member Interest Purchase Agreement and the provisions of this Amendment to Member Interest Purchase Agreement, the provisions of this Amendment to Member Interest Purchase Agreement shall control. All other terms and conditions of the original Member Interest Purchase Agreement are hereby ratified and shall remain in full force and effect.

Dated this 13th day of July, 2011.

MESA ENERGY, INC.

By:	/s/ RANDY M. GRIFFIN
Randy M. Griffin,
Chief Executive Officer

Additional Signature Page Follows

MESA ENERGY HOLDINGS, INC.

By:	/s/ RANDY M. GRIFFIN
Randy M. Griffin,
Chief Executive Officer

TCHEFUNCTE NATURAL RESOURCES, LLC

By:	/s/ CAROLYN M. GREER
Carolyn M. Greer
Managing Member

SELLERS:

/s/ CAROLYN M. GREER
Carolyn M. Greer

/s/ WILLIE WILLARD POWELL
Willie Willard Powell

/s/ DAVID L. FREEMAN
David L. Freeman